Frontegra Funds, Inc.


    SUPPLEMENT TO FRONTEGRA GROWTH FUND PROSPECTUS
DATED JANUARY 30, 1998, AS SUPPLEMENTED ON FEBRUARY 3,
                         1998

     Commencement of Offering of Frontegra Growth Fund
Shares

     Effective March 18, 1998, the Frontegra Growth
Fund (the "Growth Fund") commenced operations.
Accordingly, you may purchase shares in the Growth
Fund. This Supplement should be retained with your Prospectus for future reference.

     The date of this Supplement is March 25, 1998.